Exhibit 10.8(h)

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DESCRIPTION OF 2021 SALARY RATES
FOR 2020 NAMED EXECUTIVE OFFICERS
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Annualized salary rates for the executive officers of the First Horizon Corporation (the “Company”) who are expected to be named in the executive compensation disclosures of the Company’s 2021 proxy statement in relation to fiscal year 2020 (“2020 Named Executive Officers”) currently are:

    Officer Name    2021 Salary Rate
    D. Bryan Jordan    $ 1,030,000
    William C. (B.J.) Losch III    675,000
    Daryl G. Byrd    1,150,000
    Michael J. Brown    700,000
    Anthony J. Restel    675,000

The annualized rates shown above are those in effect on the date this exhibit is filed with the Company’s Annual Report on Form 10-K. Salary rates generally continue in effect until they are changed.

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